Exhibit 99.1

Financial Contact: Mike Knapp Knowles Investor Relations Phone: (630) 238-5236 Email: mike.knapp@knowles.com	Media Contact: Roxanne Pipitone Knowles Communications Phone: (630) 238-5257 Email: roxanne.pipitone@knowles.com

Knowles Reports Q1 2016 Financial Results and Provides Outlook for Q2 2016
Q1 Revenue & Gross Margin from Continuing Operations Above Mid-Point of Projections
EPS from Continuing Operations Above the High End of Projections

ITASCA, Ill., Apr. 25, 2016 - Knowles Corporation (NYSE: KN), a market leader and global supplier of advanced micro-acoustic solutions, audio processing, and specialty component solutions, today announced results for the first quarter ended March 31, 2016.

“We are pleased to report that Q1 revenue came in above the mid-point of our original expectations,” said Jeffrey Niew, president and CEO of Knowles. “In our mobile consumer electronics segment, sales were better than expected driven by microphone shipments to North American and Korean handset customers. Revenue from our specialty components segment was in line with expectations, with seasonally lower hearing health sales and stable demand in precision devices. In addition, better than expected gross margins, coupled with tight operating expense controls, resulted in EPS that was above the high end of our projected range."

“Revenue for the first half of 2016 is tracking to our prior projections, with margins and EPS tracking slightly ahead of plan. We expect to see an acceleration of revenue and earnings in the second half of the year driven by new product launches, shipments of our intelligent audio solutions, and normal seasonal patterns,” continued Niew.

Financial Highlights
The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis for continuing operations* (in millions except for per share data):

	Q1FY16	Q4FY15	Q1FY15	Sequential Change	Year Ago Period Change
Revenue	$185.3	$223.5	$186.6	(17)%	(1)%
Gross profit	$66.8	$81.1	$62.5	(18)%	7%
Non-GAAP gross profit	$69.8	$92.6	$66.5	(25)%	5%
(as a % of revenue)	37.7%	41.4%	35.6%
(Loss) earnings before interest and income taxes**	$(6.4)	$(1.6)	$12.1	NM***	NM***
Adjusted earnings before interest and income taxes	$10.7	$25.2	$23.3	(58)%	(54)%
(as a % of revenue)	5.8%	11.3%	12.5%
Diluted (loss) earnings per share	$(0.14)	$(0.07)	$0.06	NM***	NM***
Non-GAAP diluted earnings per share	$0.08	$0.29	$0.20	(72)%	(60)%
* Continuing operations excludes the results of our speaker and receiver business which is currently being held for sale.

** Current period results include $5.6 million from amortization of intangibles, $5.4 million in stock-based compensation, $4.7 million in restructuring charges, $1.3 million in production transfer costs and $0.1 million in fixed asset and related inventory charges.

*** Not Meaningful

In addition to the GAAP results included in this press release, Knowles has presented supplemental non-GAAP gross profit, loss before interest and income taxes, adjusted earnings before interest and income taxes, diluted (loss) earnings per share, as well as other metrics on a non-GAAP basis that exclude certain amounts that are included in the most directly comparable GAAP measure to facilitate evaluation of Knowles’ operating performance. Non-GAAP results are not presented in accordance with GAAP. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its Board of Directors and executive management team focus on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance including, for example, stock-based compensation, certain intangibles amortization expense, fixed asset impairment charges, restructuring, production transfer costs, and other charges which management considers to be outside our core operating results. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation table accompanying this release.

Second Quarter 2016 Outlook
The forward looking guidance for the quarter ending June 30, 2016 on a continuing operations basis is as follows:

Revenue	$180 to $200 million
Non-GAAP Gross Margin	38 to 40 Percent
Adjusted EBIT Margin	6 to 9 Percent
Non-GAAP EPS	$0.08 to $0.14

Q2 2016 GAAP results for continuing operations for the company are expected to include approximately $6 million in stock-based compensation, $6 million in amortization of intangibles, $2 million in production and restructuring related costs, and related tax effects on these items.

Webcast and Conference Call Information
Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://investor.knowles.com. The live webcast will begin today at 3:30 p.m. Central time. The webcast replay will be available after 7:00 p.m. Central time through August 1, 2016.

Investors can also listen to the conference call at 3:30 p.m. Central time today by calling (877) 359-9508 (United States) or (224) 357-2393 (International). The conference call replay will be available after 7:00 p.m. Central time on April 25, 2016 through 11:59 p.m. Central time on May 2, 2016 at (855) 859-2056 (United States) or (404) 537-3406 (International). The access code is 86605010.

About Knowles
Knowles Corporation (NYSE: KN) is a market leader and global supplier of advanced micro-acoustic, audio processing, and specialty component solutions, serving the mobile consumer electronics, communications, medical, military, aerospace, and industrial markets. Knowles uses its leading position in MEMS (micro-electro-mechanical systems) microphones and strong capabilities in audio processing technologies to optimize audio systems and improve the user experience in smartphones, tablets, and wearables. Knowles is also the leader in acoustics components used in hearing aids and has a strong position in high-end oscillators (timing devices) and capacitors. Knowles’ focus on the customer, combined with unique technology, proprietary manufacturing techniques, rigorous testing and global scale, enables it to deliver innovative solutions that optimize the user experience. Founded in 1946 and headquartered in Itasca, Illinois, Knowles has nearly 12,000 employees in 15 countries around the world. For more information, visit www.knowles.com.

Forward Looking Statements
This news release contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this news release are based on current plans, expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated or implied in these statements. These risks and uncertainties include, but are not limited to: the pace and success of achieving the cost savings from our announced restructurings, acquisitions and operating expense reduction efforts; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; customer purchasing behavior in light of anticipated mobile phone launches; downward pressure on the average selling prices for our products; risks associated with increasing our inventories in advance of anticipated orders by customers; macroeconomic conditions, both in the U.S. and internationally; foreign currency exchange rate fluctuations; our ability to maintain and improve costs, quality and delivery for our customers; our ability to qualify our products and facilities with customers; risks and costs inherent in litigation; our ability to obtain, enforce, defend or monetize our intellectual property rights; increases in the costs of critical raw materials and components; availability of raw materials and components; anticipated growth for us and adoption of our technologies and solutions that may not occur; the success and rate of multi-microphone adoption and our “intelligent audio” solutions; managing rapid declines in customer demand for certain of our products or solutions, delays in customer product introductions and other related customer challenges that may occur; our ability to successfully consummate acquisitions and divestitures, including the proposed divestiture of our speaker and receiver product line, and our ability to integrate acquisitions following consummation; our obligations and risks under various transaction agreements that were executed as part of our spin-off from our former parent company, Dover Corporation; managing new product ramps and introductions for our customers; risks associated with international sales and operations; retaining key personnel; our dependence on a limited number of large customers; our need to maintain and expand our existing relationships with leading OEMs and to establish relationships with new OEMs in order to maintain and increase our revenue; business and competitive factors generally affecting the advanced micro-acoustic solutions and specialty components industry, our customers and our business; fluctuations in demand by our telecom and other customers and telecom end markets; our ability to enter new end user product markets; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble and test our products and sub-components; changes in tax laws or our ability to utilize our tax structure and any net operating losses and other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the SEC. Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

INVESTOR SUPPLEMENT - FIRST QUARTER 2016

KNOWLES CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(in millions except share and per share amounts)
(unaudited)

	Quarter Ended
	March 31, 2016	December 31, 2015	March 31, 2015
Revenues	$185.3	$223.5	$186.6
Cost of goods sold	117.3	136.3	124.8
Impairment of fixed and other assets	—	3.3	—
Restructuring charges - cost of goods sold	1.2	2.8	(0.7)
Gross profit	66.8	81.1	62.5
Research and development expenses	26.1	29.9	16.3
Selling and administrative expenses	43.1	49.1	35.9
Restructuring charges	3.5	2.7	—
Operating expenses	72.7	81.7	52.2
Operating (loss) earnings	(5.9)	(0.6)	10.3
Interest expense, net	3.7	3.6	2.4
Other expense (income), net	0.5	1.0	(1.8)
(Loss) earnings before income taxes and discontinued operations	(10.1)	(5.2)	9.7
Provision for income taxes	2.4	1.4	4.7
(Loss) earnings from continuing operations	(12.5)	(6.6)	5.0
Loss from discontinued operations, net	(16.9)	(180.4)	(20.8)
Net loss	$(29.4)	$(187.0)	$(15.8)

(Loss) earnings per share from continuing operations:
Basic	$(0.14)	$(0.07)	$0.06
Diluted	$(0.14)	$(0.07)	$0.06

Loss per share from discontinued operations:
Basic	$(0.19)	$(2.04)	$(0.25)
Diluted	$(0.19)	$(2.04)	$(0.25)

Net loss per share:
Basic	$(0.33)	$(2.11)	$(0.19)
Diluted	$(0.33)	$(2.11)	$(0.19)

Weighted average common shares outstanding:
Basic	88,536,740	88,474,926	85,107,579
Diluted	88,536,740	88,474,926	85,284,375

KNOWLES CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (1)
(in millions, except for share and per share amounts)
(unaudited)

	Quarter Ended
	March 31, 2016	December 31, 2015	March 31, 2015
Gross profit	$66.8	$81.1	$62.5
Stock-based compensation expense	0.5	0.3	0.2
Fixed asset and related inventory charges	—	3.3	—
Restructuring charges	1.2	2.8	(0.7)
Production transfer costs (2)	1.3	3.9	4.5
Other (3)	—	1.2	—
Non-GAAP gross profit	$69.8	$92.6	$66.5
Non-GAAP gross profit as % of revenues	37.7%	41.4%	35.6%

Research and development expenses	$26.1	$29.9	$16.3
Stock-based compensation expense	(0.9)	(1.0)	(0.2)
Fixed asset, inventory and other charges	(0.1)	(0.8)	—
Non-GAAP research and development expenses	$25.1	$28.1	$16.1
Non-GAAP research and development expenses as % of revenues	13.5%	12.6%	8.6%

Selling and administrative expenses	$43.1	$49.1	$35.9
Stock-based compensation expense	(4.0)	(3.3)	(2.3)
Intangibles amortization expense	(5.6)	(5.5)	(4.2)
Fixed asset, inventory and other charges	—	(0.1)	—
Other (3)	—	(0.9)	(0.5)
Non-GAAP selling and administrative expenses	$33.5	$39.3	$28.9
Non-GAAP selling and administrative expenses as % of revenues	18.1%	17.6%	15.5%

Operating expenses	$72.7	$81.7	$52.2
Stock-based compensation expense	(4.9)	(4.3)	(2.5)
Intangibles amortization expense	(5.6)	(5.5)	(4.2)
Fixed asset, inventory and other charges	(0.1)	(0.9)	—
Restructuring charges	(3.5)	(2.7)	—
Impairment of intangible assets	—	(1.0)	—
Other (3)	—	(0.9)	(0.5)
Non-GAAP operating expenses	$58.6	$66.4	$45.0
Non-GAAP operating expenses as % of revenues	31.6%	29.7%	24.1%

(Loss) earnings from continuing operations	$(12.5)	$(6.6)	$5.0
Interest expense, net	3.7	3.6	2.4
Provision for income taxes	2.4	1.4	4.7
(Loss) earnings from continuing operations before interest and income taxes	(6.4)	(1.6)	12.1
Stock-based compensation expense	5.4	4.6	2.7
Intangibles amortization expense	5.6	5.5	4.2
Fixed asset, inventory and other charges	0.1	4.2	—
Restructuring charges	4.7	5.5	(0.7)
Impairment of intangible assets	—	1.0	—
Production transfer costs (2)	1.3	3.9	4.5
Other (3)	—	2.1	0.5
Adjusted earnings from continuing operations before interest and income taxes	$10.7	$25.2	$23.3
Adjusted earnings before interest and income taxes as % of revenues	5.8%	11.3%	12.5%

	Quarter Ended
	March 31, 2016	December 31, 2015	March 31, 2015
Provision for income taxes	$2.4	$1.4	$4.7
Income tax effects of non-GAAP reconciling adjustments	(2.9)	(5.8)	(0.9)
Non-GAAP (benefit from) provision for income taxes	$(0.5)	$(4.4)	$3.8

(Loss) earnings from continuing operations	$(12.5)	$(6.6)	$5.0
Non-GAAP reconciling adjustments (4)	17.1	26.8	11.2
Income tax effects of non-GAAP reconciling adjustments	(2.9)	(5.8)	(0.9)
Non-GAAP net earnings	$7.5	$26.0	$17.1
Non-GAAP net earnings as % of revenues	4.0%	11.6%	9.2%

Non-GAAP diluted earnings per share	$0.08	$0.29	$0.20

Diluted average shares outstanding (5)	88,536,740	88,474,926	85,284,375
Non-GAAP adjustment (6)	1,489,027	1,138,179	532,043
Non-GAAP diluted average shares outstanding (6)	90,025,767	89,613,105	85,816,418

Notes:
(1) In addition to the GAAP financial measures included herein, Knowles has presented certain non-GAAP financial measures. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its Board of Directors and executive management team focus on non-GAAP items as key measures of Knowles' performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles' opinion, do not reflect its core operating performance. Knowles believes that its presentation of non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance.
(2) Production Transfer Costs represent one-time and duplicate costs incurred to migrate manufacturing to new or existing facilities in Asia. These amounts are included in the corresponding Gross profit, Selling and administrative expenses, Operating expenses and (Loss) earnings from continuing operations before interest and income taxes for each period presented.
(3) In 2015, Other represents expenses related to the Audience acquisition.
(4) The Non-GAAP reconciling adjustments are those adjustments made to reconcile (Loss) earnings from continuing operations before interest and income taxes to Adjusted earnings from continuing operations before interest and income taxes.
(5) Diluted average shares outstanding are consistent with basic average shares outstanding as all periods are reporting a net loss.
(6) The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

KNOWLES CORPORATION
CONSOLIDATED BALANCE SHEETS
(in millions, except for share and per share amounts)

	March 31, 2016	December 31, 2015
	(unaudited)
Current assets:
Cash and cash equivalents	$44.2	$63.3
Receivables, net of allowances of $1.5 and $1.8	127.0	145.2
Inventories, net	127.2	118.4
Prepaid and other current assets	15.5	9.2
Total current assets	313.9	336.1
Property, plant and equipment, net	212.4	215.3
Goodwill	933.8	925.8
Intangible assets, net	91.5	97.0
Other assets and deferred charges	27.9	29.3
Assets of discontinued operations	57.3	93.0
Total assets	$1,636.8	$1,696.5

Current liabilities:
Current maturities of long-term debt	$29.5	$29.6
Accounts payable	79.5	77.2
Accrued compensation and employee benefits	24.5	31.2
Other accrued expenses	36.0	35.9
Federal and other taxes on income	0.4	1.5
Total current liabilities	169.9	175.4
Long-term debt	371.7	399.2
Deferred income taxes	19.2	18.4
Other liabilities	42.1	43.5
Liabilities of discontinued operations	36.4	53.2
Commitments and contingencies
Stockholders' equity:
Preferred stock - $0.01 par value; 10,000,000 shares authorized; none issued	—	—
Common stock - $0.01 par value; 400,000,000 shares authorized; 88,583,740 and 88,451,564 shares issued at March 31, 2016 and December 31, 2015, respectively	0.9	0.9
Additional paid-in capital	1,454.5	1,449.9
Accumulated deficit	(347.2)	(317.8)
Accumulated other comprehensive loss	(110.7)	(126.2)
Total stockholders' equity	997.5	1,006.8
Total liabilities and stockholders' equity	$1,636.8	$1,696.5